Revenue	12 Months Ended
Dec. 31, 2024
Text block [abstract]
Revenue
6.	Revenue

	Years Ended December 31

(in thousands)	2024		2023

Sales

Gold credit sales	$796,051	62%	$644,131	63%

Silver

Silver credit sales	$381,487	30%	$257,041	25%

Concentrate sales	76,343	6%	81,553	9%

Total silver sales	$457,830	36%	$338,594	34%

Palladium credit sales	$16,999	1%	$18,496	2%

Cobalt sales	$13,759	1%	$14,824	1%

Total sales revenue	$1,284,639	100%	$1,016,045	100%
Gold, Silver and Palladium Credit Sales
Under certain PMPAs, precious metal is acquired from the mine operator in the form of precious metal credits, which is then sold through bullion banks. Revenue from precious metal credit sales is recognized at the time of the sale of such credits, which is also the date that control of the precious metal is transferred to the customer.
During the year ended December 31, 2024, sales to four financial institutions accounted for 34%, 17%, 14% and 14% of the Company’s revenue as compared to sales to four financial institutions accounted for 34%, 20%, 12% and 11% of the Company’s revenue during the comparable period of the previous year. The Company would not be materially affected should any of these financial institutions cease to buy precious metal credits from the Company as these sales would be redirected to alternate financial institutions.
Concentrate Sales
Under certain PMPAs, silver is acquired from the mine operator in concentrate form, which is then sold under the terms of the concentrate sales contracts to third-party smelters or traders. Where the Company acquires precious metal in concentrate form, final precious metal prices are set on a specified future quotational period (the “Quotational Period”) pursuant to the concentrate sales contracts with third-party smelters, typically one to three months after the shipment date, based on market prices for precious metal. The contracts, in general, provide for a provisional payment based upon provisional assays and quoted gold and silver prices. Final settlement is based upon the average applicable price for the Quotational Period applied to the actual number of precious metal ounces recovered calculated using confirmed smelter weights and settlement assays. Revenues and the associated cost of sales are recorded on a gross basis under these contracts at the time title passes to the customer, which is also the date that control of the precious metal is transferred to the customer. The Company has concluded that the adjustments relating to the final assay results for the quantity of concentrate sold are not significant and do not constrain the recognition of revenue.

Cobalt Sales
Effective January 1, 2024, the Company entered into an offtake agreement under which all cobalt is sold to a third party offtaker. Revenue from the cobalt sale is recognized at the time of the delivery, which is also the date that control of the cobalt is transferred to the offtaker.
Prior to January 1, 2024, cobalt was sold to a third-party sales agent who generally sold the cobalt to third party customers approved by Wheaton. Revenue from the sale of cobalt was recognized once the third-party customer and sales terms had been agreed to between Wheaton and the third-party sales agent, which was also the date that control of the cobalt was transferred to the third-party sales agent. Should the sales agent retain the cobalt for their own use, revenue was recognized once the sales terms have been agreed to between Wheaton and the third-party sales agent and the product has been delivered, which is also the date that control of the cobalt is transferred to the third-party sales agent.